THIS STOCK PURCHASE AGREEMENT ("AGREEMENT") MADE THIS _____ DAY OF
         _______________ FOR THE SALE OF SHARES, BY QUEST NET CORP. a Florida Corporation, (called "Purchaser") FROM AFRICAINTERNET, CORP. an Idaho Corporation (called "Company").


         Whereas, the Purchaser desires to acquire and Company desires to sell forty-nine percent (49%) of the issued and outstanding common stock (the "AI Stock") of the Company; and

         Whereas, in consideration for the AI Stock, the Company has agreed to accept a combination of cash and securities of the Purchaser (collectively the "Consideration"); and

         Whereas, Purchaser desires to purchase from the Company and the Company desires to sell to Purchaser, the AI Stock, all upon the terms and conditions set forth below.

         Now, Therefore, in consideration of, and in reliance upon, the covenants, representations and warranties contained in this Agreement, the parties agree as follows:

1. Purchase and Sale of AI Stock. Upon the terms and provisions of this Agreement, Purchaser agrees to purchase and accept delivery from the Company, and the Company agrees to sell, assign, transfer and deliver to Purchaser, at the Closing provided for in paragraph 4, the AI Stock, free and clear of all liens, claims, charges, equities or encumbrances of any kind.

2. Consideration. The aggregate purchase price to be paid by Purchaser for the AI Stock to be purchased by it pursuant hereto shall be:

                  a. shares of the Purchaser's common stock ("QN Stock") with an equivalent market value of Three million eight hundred thousand ($3,800,000) dollars determined by the NASDAQ "bulletin board" (or other published market price) closing bid price on the day preceding the Closing; and

                  b. two hundred thousand ($200,000) dollars paid as follows:
                     1) $100,000 to the Company's attorney's trust account at
                        Closing; and
                     2) $100,000 to the Company's attorney's trust account 60
                        days after Closing.

3. Restrictive Legend. All shares of AI Stock or QN Stock transferred and/or received pursuant to this Agreement shall bear the following restrictive legend:

         The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act"), or under the securities laws of any State. They may not be offered for sale, pledged, hypothecated or otherwise disposed of, and will not be transferred on the books and records of the Company, unless (i) they have first been registered under the Act and/or applicable state securities laws or (ii) unless counsel for the Company has given an opinion that registration under the Act and/or applicable state securities laws is not required.

4. The Closing. The closing of the purchase and sale of the AI Stock (the "Closing") shall take place at the office of the Purchaser, 2999 N.E. 191st Street, Suite PH-8, Aventura, Florida, 33180, (or at such other place as the parties may mutually agree) on the date of this Agreement, (or on such other date upon which the parties shall mutually agree). If the Closing is postponed, all references to the Closing Date in this Agreement shall refer to the postponed date.

5. Deliveries by Seller. At the Closing, the Company shall deliver the following to Purchaser:

                  a. Certificates representing the AI Stock, duly registered in the name of Purchaser and accompanied by any applicable stock transfer tax stamps and without any legend or other reference to any encumbrance except as is set forth in paragraph 3 above.

                  b. An opinion, dated the Closing Date, counsel for the Company, in form and substance satisfactory to counsel for Purchaser, to the effect that:

                  (i) To the best of the knowledge of Company's counsel, the Company has good and valid title to the AI Stock and clear of all liens, claims, charges, restrictions, equities or encumbrances of any kind (except as set forth in paragraph 3 above), and has full power and the legal right to sell the AI Stock to Purchaser pursuant to this Agreement;

                  (ii) The Company has all necessary corporate or other power and authority to execute and deliver this Agreement;

                  (iii) This Agreement has been duly executed and delivered by or on behalf of the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as this Agreement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws or equitable principles relating to or affecting the enforcement of creditors' rights and (b) that the granting of specific performance is subject to the discretion of a court of equity;

                  (iv) The execution and delivery of this Agreement by the Company and the consummation of the transactions provided for in this Agreement will not result in any breach of any contract or agreement which is known to the Company counsel and to which the Company is a party or by which the Company is bound;

                  (v) The Company's counsel knows of no litigation, proceeding or investigation pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company under this Agreement.

6. Documents and Funds To Be Delivered by Purchaser to the Company. At the Closing, the Purchaser will deliver to the Company:

                  a. certified or bank cashier's check in the sum of $100,000 payable to the order of the Company at such bank as the Company shall designate;

                  b. Sixty (60) after Closing, a certified or bank cashier's check in the sum of $100,000 payable to the order of the Company at such bank as the Company shall designate;

                  c. The QN Stock as described in paragraph 2a above, accompanied by any applicable stock transfer tax stamps and without any legend or other reference to any encumbrance except as is set forth in paragraph 3 above.; and

                  d. an opinion, dated the Closing Date, of counsel for the Purchaser, in form and substance satisfactory to counsel for the Company, to the effect that:

                  (i) the Purchaser has all necessary corporate power and authority to execute and deliver this Agreement;

                  (ii) this Agreement has been duly authorized, executed and delivered by the Purchaser and is a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except (a) as the Agreement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws or equitable principles relating to or affecting the enforcement of creditors' rights and (b) that the granting of specific performance is subject to the discretion of a court of equity;

                  (iii) the execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement will not violate the Certificate of Incorporation or Bylaws of the Purchaser or result in any breach of any contract or agreement known to the Purchaser's counsel to which the Purchaser is a party or by which the Purchaser is bound; and

                  (iv) the Purchaser's counsel knows of no litigation, proceeding or investigation pending or threatened against the Purchaser which questions the validity of this Agreement or any action taken or to be taken by the Purchaser under this Agreement.

7. Form and Substance of Documents. The documents and instruments referred to in paragraphs 5 and 6 shall be in form and substance satisfactory to counsel for the party to whom they are delivered.

8. Representations and Warranties by the Company. The Company represents and warrants to Purchaser as follows:

                  a. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho with all requisite corporate power and authority to carry on its business as now being conducted. The authorized stock of the Company is 50,000,000 shares of common stock, $.0001 par value, of which 4,900,000 shares of stock are issued and outstanding and 5,000,000 shares of preferred stock, $.01 par value, of which none are either issued or outstanding.

                  b. The Company owns all of the AI Stock, free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind except as set forth in paragraph 3. The Company has full power and the legal right to sell, assign, transfer and deliver to Purchaser the AI Stock described in this paragraph. The outstanding shares of Company and the subsidiary are legally and validly issued, fully paid and non-assessable.

                  c. The Company has all necessary corporate or other power and authority to execute, deliver and perform this Agreement and to consummate the sale of the AI Stock . This Agreement has been duly executed by or on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  d. Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions provided for in this Agreement, (i) will violate the Certificate of Incorporation or Bylaws, if any, of the Company or any law, rule or regulation applicable to the Company, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which the Company is a party or by which the Company is bound or to which any property or asset of the Company is subject, (iii) will cause any acceleration of maturity of any note, instrument or other obligation to which the Company is a party or by which the Company is bound or with respect to which the Company is an obligor or guarantor, or (iv) will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, business, agreements or contracts of the Company.

                  e. There are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or, to the best of the Company's knowledge, threatened against the Company that, (i) question the validity of this Agreement, or (ii) seek to delay, prohibit or restrict in any manner any action taken or to be taken by the Company under this Agreement.

                  f. All negotiations relative to this Agreement and the transactions contemplated by it have been carried on by the Company and the Purchaser without the intervention of any other person and in a manner as not to give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or like payment.

                  g. No statement by the Company contained in this Agreement and no written statement contained in any certificate, schedule or other document required to be furnished by the Company to Purchaser to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements not misleading

                  h. The Company acknowledges that it has, and has had, access to all information pertinent to the business, financial condition, operations, affairs and prospects of the Purchaser and its subsidiaries that it requires, including Amendment 2 to the Purchaser's Form SB-2, filed on November___, 1999, with the Securities & Exchange Commission. The Company further acknowledges that the Company has had the benefit of financial and legal advisors with respect to this Agreement and that the Company is not relying on Purchaser or any person on behalf of or retained by the Purchaser for any disclosure of information with respect to the Purchaser and its subsidiaries. Nothing in this paragraph shall be a defense to or mitigation of any breach by Purchaser of its representations and warranties contained in paragraph 9 of this Agreement.

9.       Representations and Warranties by the Purchaser.

                  a. The Purchaser is a corporation validly existing and in good standing under the laws of the State of Florida and has the corporate power to carry on its business as it is now being conducted and to acquire the AI Stock. The authorized stock of the Purchaser is 50,000,000 shares of common stock, no par value, of which 22,045,500 shares of stock are issued and outstanding. Of this amount, 19,813,562 are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act. In addition there are 47,000 warrants and 777,999 options outstanding. There are 5,000,000 shares of preferred stock authorized, no par value, of which none are either issued or outstanding.

                  b. The Purchaser has all necessary corporate power and authority to execute, deliver and perform this Agreement. The Purchaser's Board of Directors has duly authorized the execution, delivery and performance of this Agreement and the consummation of the purchase of the AI Stock to be purchased, and the Consideration, be delivered, by it under this Agreement and the other transactions contemplated by this Agreement. This Agreement has been duly executed by or on behalf of the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                  c. Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions provided for in this Agreement, (i) will violate or conflict with any provision of the Purchaser' s Certificate of Incorporation or Bylaws or any law, rule or regulation applicable to the Purchaser, (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which the Purchaser is a party or by which the Purchaser is bound or to which any property or asset of the Purchaser is subject,
         (iii) is prohibited by or requires the Purchaser to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person, (iv) will cause any acceleration of maturity of any note, instrument or other obligation to which the Purchaser is a party or by which the Purchaser is bound or with respect to which the Purchaser is an obligor or guarantor, or (v) will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, business, agreements or contracts of the Purchaser.

                  d. There are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or, to the best of the Purchaser`s knowledge, threatened against the Purchaser, that (i) question the validity of this Agreement or (ii) seek to delay, prohibit or restrict in any manner any action taken or to be taken by the Purchaser under this Agreement.
                  e. All negotiations relative to this Agreement and the transactions contemplated by it have been carried on by the Purchaser directly with the Company and without the intervention of any other person and in a manner as not to give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or like payment.

                  f. No statement by the Purchaser contained in this Agreement and no written statement contained in any certificate, Schedule or other document required to be furnished by the Purchaser to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements not misleading.

                  g. The Purchaser owns all of the securities which it intends to transfer to the Company free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind except as set forth in paragraph 3. The Purchaser has full power and the legal right to sell, assign, transfer and deliver to the Company the securities described in this Agreement.

                  h. The Purchaser acknowledges that it has, and has had, access to all information pertinent to the business, financial condition, operations, affairs and prospects of the Purchaser and its subsidiaries that it requires. The Purchaser further acknowledges that the Purchaser has had the benefit of financial and legal advisors with respect to this Agreement and that the Purchaser is not relying on the Company or any person on behalf of or retained by the Company for any disclosure of information with respect to the Company. Nothing in this paragraph shall be a defense to or mitigation of any breach by Company of its representations and warranties contained in paragraph 8 of this Agreement.

10. Survival of Representations and Warranties. All representations and warranties contained in this Agreement, any Schedule and any certificate delivered at the Closing, of the Company or Purchaser, shall be deemed to have been relied upon in spite of any investigation that has been or will be made or omitted by any party to this Agreement and shall survive the Closing to the extent provided in paragraphs 11-13.

11. The Company's Indemnification Obligations. Subject to the terms and conditions of these paragraphs 11-13, the Company agrees to indemnify and hold Purchaser harmless against and in respect of:

                  a. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of any misrepresentation or breach of warranty of that the Company contained in this Agreement or in any statement or certificate delivered by the Company; and

                  b. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of any breach of any covenant of the Company contained in this Agreement; and

                  c. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of the purchase by the Purchaser of the AI Stock.

12. Purchaser's Indemnification Obligations. Subject to the terms and conditions of paragraphs 11-13, the Purchaser agrees to indemnify and hold the Company harmless against and in respect of:

                  a. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of any misrepresentation or breach of warranty of the Purchaser contained in this Agreement or in any statement or certificate delivered by the Purchaser;

                  b. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of any breach of any covenant of the Purchaser contained in this Agreement; and

                  c. Any and all losses, liabilities, damages or expenses (including legal fees and expenses) relating to or arising out of the purchase by the Company from the Purchaser of the QN Stock..

13. Procedure for Indemnification Claims. The respective indemnification obligations of the Company and the Purchaser pursuant to paragraphs 11 and 12 shall be conditioned upon compliance by the Company and the Purchaser with the following procedures for indemnification claims based upon or arising out of any claim, action or proceeding by any person not a party to this Agreement:

                  a. If at any time a claim shall be made, or an action or proceeding shall be commenced, against a party to this Agreement (the "Aggrieved Party") which could result in liability of the other party (the "Indemnifying Party") under its indemnification obligations under this Agreement, the Aggrieved Party shall give to the Indemnifying Party notice of that claim, action or proceeding within 15 days following its commencement (except that failure to give that notice shall not excuse the Indemnifying Party except to the extent that it is materially prejudiced by that failure). The notice shall state the basis for the claim, action or proceeding and the amount claimed, (to the extent that amount is determinable at the time when the notice is given) and shall permit the Indemnifying Party to assume the defense of any such claim, action or proceeding (including any action or proceeding resulting from any such claim) with counsel which is reasonably acceptable to the Aggrieved Party. Failure by the Indemnifying Party to notify the Aggrieved Party of his, her, or its election to defend the claim, action or proceeding within a reasonable time, but in no event more than 15 days after the notice shall have been given to the Indemnifying Party, shall be deemed a waiver by the Indemnifying Party of his, her, or its right to defend the claim, action or proceeding; provided, however, that the Indemnifying Party shall not be deemed to have waived the right to contest and defend against any claim of the Aggrieved Party for indemnification under this Agreement based upon or arising out of that claim, action or proceeding;

                  b. If the Indemnifying Party assumes the defense of any such claim, action or proceeding, the obligation of the Indemnifying Party as to that claim, action or proceeding shall be limited to taking all steps necessary in the defense or settlement of it and, provided the Indemnifying Party is held to be liable for indemnification under this Agreement, to holding the Aggrieved Party harmless from and against any and all losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnifying Party or any judgment or award rendered in connection with that claim, action or proceeding. The Aggrieved Party may participate, at his, her, or its expense, in the defense of that claim, action or proceeding provided that the Indemnifying Party shall direct and control the defense of that claim, action or proceeding. The Aggrieved Party agrees to cooperate and make available to the Indemnifying Party all books and records and such officers, employees and agents as are reasonably necessary and useful in connection with the defense. The Indemnifying Party shall not, in the defense of the claim, action or proceeding, enter into any settlement without the prior written consent of the Aggrieved Party, which consent shall not be unreasonably withheld;

                  c. If the Indemnifying Party does not assume or proceed with the vigorous defense of any such claim, action or proceeding, the Aggrieved Party may, at the risk, cost and expense of the Indemnifying Party, defend against the claim, action or proceeding in a manner as he, she, or it may deem appropriate. The Indemnifying Party agrees to cooperate and make available to the Aggrieved Party all books and records and such officers, employees and agents as are reasonably necessary and useful in connection with the defense. The Aggrieved Party shall not, in the defense of any such claim, action or proceeding, enter into any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

14.      Financials.

                  a. The financial statements of Company for the year ended 1999 are in the process of being prepared and will be provided to the Purchaser upon completion.. All of the financial statements to be supplied will be true and correct in all material respects and present an accurate and complete disclosure of the financial condition of Company as of their respective dates. In the event the financial statements are not satisfactory to the Purchaser, it may, at its sole discretion, cancel this Agreement, with each party hereto returning to the other the consideration it received, and each party shall go without liability.

                  b. True copies of the financial statements of the Purchaser, consisting of balance sheets as of the close of business ______, for the years ended 199__, and as of the close of business _____1999, and the income statements for the ___ years and ____ months ended _____ 1999, have been delivered by Company to Purchaser. These financial statements have not been examined or certified. All of the financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of Company as of their respective dates, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

                  c. As of this date there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may give rise to liabilities, except in the normal course of Company's or its subsidiary's business.

                  d. There are no liabilities of Company or its subsidiary which have arisen or relate to any transaction of Company, other than normal liabilities incurred in the normal conduct of Company's or its subsidiary' business.

                  e. All federal, state, county and local income, ad valorem, excise, sales, use, gross receipts and other taxes and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Company, and there are no unpaid taxes which are or could become a lien on the properties and assets of Company. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued. Company has no knowledge of any possible deficiency assessments in respect to federal income tax returns or other tax returns filed by them, except as disclosed to Purchaser in writing.

                  f. All parties with whom Company or its subsidiary have contractual arrangements are in substantial compliance with those arrangements. Company and its subsidiary are not in default in any material respect under any contracts to which any of them is a party. All leases and contracts to which Company is a party are assignable or the other party has consented to assignment.

                  g. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Company , or any of their assets, properties, or business, nor does Company know, or have reasonable grounds to know, of any basis for any proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions.

15. Actions Prior to Closing. From before and after the date of this Agreement and until the Closing Date:

                  a. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of Company, and Company shall furnish or cause to be furnished to Purchaser and its authorized representatives all information with respect to its affairs and business of Company as Purchaser may reasonably request.

                  b. Company and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of Purchaser, and Purchaser shall furnish or cause to be furnished to Company and its authorized representatives all information with respect to its affairs and business of Purchaser any as Company may reasonably request.

                  c. Company shall not amend their certificates of incorporation or bylaws or make any changes in authorized or issued capital stock without the prior written consent of Purchaser.

                  d. Company shall promptly notify Purchaser of any lawsuits, claims, proceedings or investigations that may be threatened, brought, asserted or commenced against them, their officers or directors involving in any way the business, properties or assets of Company.

16. Conditions Precedent to Purchaser's and Company's Obligations. Each and every obligation of Purchaser and Company to be performed on the closing date shall be subject to the prior satisfaction of the following conditions:

                  a. Approval of Board of Directors. This Agreement shall have been approved by the respective board of directors of Purchaser and Company.

                  b. Legal Opinion. Purchaser and Company shall have each received or waived an opinion of counsel from or for the other.

17. Securities Act Provisions.

                  a. Restrictions on Disposition of Shares. Purchaser covenants and warrants that the AI Stock of Company to be received by it pursuant to this Agreement are being acquired for its own account and for investment and not with the present view toward sale or distribution and will not be disposed of except, (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or
         (ii) any other transaction which, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission. In order to effectuate the covenants of this subparagraph, an appropriate endorsement will be placed on the AI Stock delivered to Purchaser pursuant to this Agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

                  b. Evidence of Compliance With Private Offering Exemption. Purchaser agrees to supply the Company with evidence of its financial sophistication, or evidence of appointment of a sophisticated investment representative, and any other items which counsel for the Company may require in order to determine compliance with the private offering exemption.

                  c. Restrictions on Disposition of Shares. The Company covenants and warrants that QN Stock to be received by it pursuant to this Agreement are being acquired for its own account and for investment and not with the present view toward sale or distribution and will not be disposed of except, (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or
         (ii) any other transaction which, in the opinion of counsel acceptable to the Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission. In order to effectuate the covenants of this subparagraph, an appropriate endorsement will be placed on the QN Stock delivered to Company pursuant to this Agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

                  d. Evidence of Compliance With Private Offering Exemption. The Company agrees to supply the Purchaser with evidence of its financial sophistication, or evidence of appointment of a sophisticated investment representative, and any other items which counsel for the Purchaser may require in order to evidence the private offering character of the distribution of shares made pursuant to this Agreement.

18. Anti-Dilution

          a. Changes in Capital Structure. In the event that the QN Stock referred to in paragraph 2 above are changed to or exchanged for a different number or kind of shares of stock, or other securities, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise, or exchanged for shares of another corporation, or if the number of issued and outstanding shares of Purchaser is increased through the payment of a stock dividend or conversion of debt or senior securities, then there shall be substituted for or added to the QN Stock subject to this Agreement, whether issued and outstanding, or reserved for issuance, the number and kind of shares of stock or other securities into which the stock of corporation shall have been so changed, or for which the stock will be exchanged, or to which the stock shall be entitled, as the case may be, and the price of the shares to be purchased by each shareholder shall be approximately adjusted to reflect the events specified in this section.

         b. Repricing. In the event the closing bid price of the QN Stock declines between the day prior to Closing, and a date ninety (90) days following the first date it is deemed free trading ("90 day date") pursuant to Rule 144 promulgated under the Securities Act of 1933, then the number of shares QN Stock received under paragraph 2 by the Company shall be increased to a number such that the total dollar equivalent on the 90 day date shall be $3.8 million .

19. Miscellaneous.

                  a. Assurance of Further Action. From time to time after the Closing and without further consideration, each of the parties to this Agreement shall execute and deliver, or cause to be executed and delivered, such further instruments and agreements, and shall take such other actions, as any other party may reasonably request in order to more effectively effectuate the transactions contemplated by this Agreement.

                  b. Expenses. Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

                  c. Waiver. The parties to this Agreement may by written agreement, (i) extend the time for or waive or modify the performance of any of the obligations or other acts of the parties to this Agreement, or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement.

                  d. Notices. All notices, requests, demands and other communications shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  (i)      If  to the Company:                Africainternet Corp.
                                                              Attention: Allan M. Lerner
                                                              2888 E. Oakland Park Blvd.
                                                              Ft. Lauderdale, Fla. 33306

                           or to such other person and place as the Company shall have specified to Purchaser in writing; or

                  (ii)     If  to Purchaser:                  Quest Net,  Corp.
                                                              Attention: Rebecca Del Medico
                                                              2999 N.E. 191st Street, Suite PH-8
                                                              Aventura, FL 33180

                           or to such other person and place as Purchaser shall have specified to the Company in writing.

                  (iii)     Copies to:                        __________________________
                                                              __________________________
                                                              __________________________

                  e. Entire Agreement. This Agreement embodies the entire agreement among the parties and there have been and are no agreements, representations or warranties, oral or written, among the parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the parties.

                  f. Rights Under This Agreement; Nonassignability. This Agreement shall bind and inure to the benefit of the parties to this Agreement and their respective heirs, legal representatives, successors and permitted assigns, but shall not be assignable by any party without the prior written consent of the other parties. Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement and their respective heirs, legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  g. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to the conflicts of laws principles of that State.

                  h. Headings; References to Paragraphs. The headings of the Paragraphs and subparagraphs of this Agreement are solely for convenience of reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement.

                  i. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together constitute one and the same instrument.

         IN WITNESS OF, the parties have caused this Agreement to be duly executed all as of the day and year first written above.

Signed, sealed and delivered in the presence of:



signature                                           AFRICAINTERNET, CORP.
---------
printed name
---------


signature
---------
printed name                                        By:
---------                                              -------------------------
                                                       Vice, President



signature                                           QUEST NET, CORP.
---------
printed name
---------


signature
---------
printed name                                        By:
---------                                              -------------------------
                                                       President and COO







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